UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2013

GLOBUS MEDICAL, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2560 GENERAL ARMISTEAD AVENUE, AUDUBON, PA 19403
(Address of principal executive offices) (Zip Code)
(610) 930-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 27, 2013 we issued a press release reporting, among other things, our sales and operating results for the three and twelve month periods ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02 as is fully set forth herein.
In accordance with general instruction B.2 to Form 8-K, the information included in this Item 2.02, and the exhibits attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events
Our 2013 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Tuesday, June 4, 2013 at 6:00 p.m. Eastern Time at our principal executive offices located at Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, Pennsylvania 19403.

Stockholder Proposal Deadlines
Because we did not hold an Annual Meeting of Stockholders in 2011 or 2012, we have set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in our proxy materials for the Annual Meeting. Stockholder proposals submitted pursuant to Rule 14a-8 must be received by our Corporate Secretary no later than the close of business on April 15, 2013. We believe that receiving stockholder proposals by that date will provide us with a reasonable period of time for the review, consideration, and, if appropriate, inclusion of any such proposals before we begin to print and send our proxy materials to stockholders. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in company-sponsored proxy materials and may be omitted if not in compliance with applicable requirements.
In accordance with our Amended and Restated Bylaws, stockholder proposals made outside of Rule 14a-8 must also be received no later than the close of business on April 15, 2013. Such proposals must be delivered to our Corporate Secretary and must also comply with all other requirements set forth in our Amended and Restated Bylaws and other applicable laws and may be omitted if not in compliance with applicable requirements.
All submissions to our Corporate Secretary should be made to our principal executive offices at Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, Pennsylvania 19403, Attn: Corporate Secretary.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated:	February 27, 2013	/s/ RICHARD A. BARON

Richard A. Baron
Senior Vice President
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release dated February 27, 2013